UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)  November 21, 1996
                                                    -----------------

                           VLSI TECHNOLOGY, INC.
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


              Delaware               000-11879         94-2597282
    ----------------------------   -------------   -------------------
    (State or other jurisdiction   (Commission        (IRS Employer
          of incorporation)         File Number)   Identification No.)

             1109 McKay Drive, San Jose, California      95131
            ----------------------------------------   ----------
            (Address of principal executive offices)   (Zip Code)

   Registrant's telephone number, including area code  (408) 434-3000
                                                       --------------

                            Not applicable
       ------------------------------------------------------------
       Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

	On November 21, 1996, VLSI Technology, Inc. (the "Registrant") announced its plan to cease production in its San Jose, California wafer fabrication plant by the end of 1997. The Registrant estimates it will take a charge of between $100 and $120 million in the fourth quarter of 1996 to cover costs associated with the shutdown, including equipment write-downs, costs related to sales commitments and severance expenses.

A copy of the Registrant's November 21, 1996 press release announcing and describing this plan is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)	EXHIBITS

		99.1	Press Release dated November 21, 1996.


                                  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        VLSI TECHNOLOGY, INC.


                        /s/ Larry L. Grant
                        ---------------------------------------------------
                        Larry L. Grant
                        Vice President, General Counsel and Secretary

                        Date:  November 21, 1996